UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 27, 2004



                            Euronet Worldwide, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)



           Delaware                   000-22167               74-2806888
           --------                   ---------               ----------
  (State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation or organization)    File Number)        Identification Number)



      4601 College Boulevard
         Leawood, Kansas                               66211
         ---------------                               -----
 (Address of principal executive offices)            (Zip Code)



                                 (913) 327-7200
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

This Amendment No. 1 amends the Registrant's Current Report on Form 8-K filed on June 14, 2004. The previous Current Report stated that the purchase price for the additional 41% of the outstanding shares of ATX pursuant to the option agreement with the two shareholders of ATX is 6,000,000 Euros. The correct price is 8,000,000 Euros.

Item 5.  Other Events and Regulation FD Disclosure

      On May 27, 2004 Euronet Worldwide, Inc. ("Euronet") completed the acquisition of 10% of the outstanding shares of ATX Software Limited ("ATX") from the two shareholders of ATX.

      ATX is a provider of electronic prepaid voucher solutions headquartered in the United Kingdom. ATX offers software or outsourcing solutions for prepaid processing to existing scratch card distributors willing to switch to electronic top-up solutions. ATX's network and transaction processing centers in London and Paris support devices using state-of-the-art secure protocols. ATX works directly with scratch card distributors, who in turn contract with individual retailers.

      The purchase price for the shares, which was determined through arm's length negotiations, was 2,000,000 Euros, payable in shares of Euronet common stock. Euronet issued an aggregate 125,590 shares of Euronet common stock in payment of the purchase price for the shares.

      In the transaction, Euronet was granted an option to purchase an additional 41% of the outstanding shares of ATX from the two shareholders at any time prior to April 1, 2005. The purchase price for the additional shares is 8,000,000 Euros, payable in Euronet common stock. Pursuant to the terms of the option agreement, the aggregate number of shares to be issued under this option will be based upon the average closing price of Euronet stock for the 60 days preceding the date of exercise of the option.

      Euronet agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission no later than 30 days after the date of completion of the initial purchase transaction to enable the public resale of the shares of Euronet common stock received by the shareholders of ATX in the initial purchase transaction, and to use its commercially reasonable efforts to cause the registration statement to be declared effective as soon as reasonably practicable but in any event no later than 90 days after the date of completion of the initial purchase transaction.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EURONET WORLDWIDE, INC.


                                  By:   /s/ Jeffrey B. Newman
                                      -----------------------------
                                      Jeffrey B. Newman
                                      Executive Vice President
                                      and General Counsel

Date: June 15, 2004

                                       2